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          SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

                     SUPPLEMENT DATED DECEMBER 15, 1995 TO
                         PROSPECTUS DATED MAY 1, 1995

     At a meeting held on November 16, 1995, the Board of Directors of the Company approved, subject to approval by the shareholders of the Fund, changes to the Fund's investment objective and policies to restructure the Fund as a general purpose, institutionally-oriented money market fund, as opposed to a retail money market fund invested predominately in U.S. Treasury securities. The Fund's amended investment objective would be to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund would pursue this objective by investing in a broad range of money market instruments.

                          (Continued on reverse side)

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     Salomon Brothers Asset Management Inc ('SBAM'), the Fund's investment adviser, has agreed to impose a voluntary cap on total Fund operating expenses following the restructuring with the result that total operating expenses, including SBAM's management fee, would not exceed 0.25% of average daily net assets (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), which would represent a reduction from the Fund's 0.65% total operating expenses ratio as of November 30, 1995. Also, subject to shareholder approval (and the expense cap described above), the Board of Directors approved an amendment to the Fund's management agreement with SBAM which would change the management fee from 0.10% of average daily net assets to 0.20%.

     Other changes contemplated include a substantial increase in the minimum initial investment requirement for new investors and elimination of the Fund's check-writing capability and exchange privilege with other open-end funds managed by SBAM.